UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: April 20, 2006

                              X-RITE, INCORPORATED

             (Exact name of registrant as specified in its charter)

      Michigan                        000-14800               38-1737300
  (State or other                    (Commission            (IRS Employer
  jurisdiction of                   File Number)         Identification no.)
   incorporation)

          3100 44th Street S.W.
           Grandville, Michigan                                      49418
 (Address of principal executive office)                           (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 534-7663


===============================================================================
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|X|  Written  communications  pursuant to Rule 425 under the  Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  14e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On April 20, 2006, X-Rite, Incorporated issued a press release announcing results for its first quarter ended March 31, 2006. A copy of the news release is to this Form 8-K.


Item 9.01 Financial Statements and Exhibits.

                  Exhibits

               99.1 -      Press Release dated April 20, 2006.

                                    SIGNATURE




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:  April 20, 2006             X-RITE, INCORPORATED


                                   By: /s/ Mary E. Chowning
                                   ----------------------------
                                        Mary E. Chowning
                                        Chief Financial Officer